EXHIBIT 24.1

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ L. James D’Agostino
L. James D’Agostino

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ Michael Colen
Michael Colen

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ Susan B. Gregg
Susan B. Gregg, CPA, CFP

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ William P. Haggerty
William P. Haggerty, CPA, CVA

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ Grayson P. Hanes
Grayson P. Hanes

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ Stewart R. Little
Stewart R. Little

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ David B. Morey
David B. Morey

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ Arthur J. Novick
Arthur J. Novick, D.D.S.

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ Robert T. Smoot
Robert T. Smoot

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

MILLENNIUM BANKSHARES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CARROLL C. MARKLEY and ANITA L. SHULL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Millennium Bankshares Corporation (the “Company”) in connection with the Agreement and Plan of Reorganization dated as of June 9, 2005 between the Company and Albemarle First Bank, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: June 30, 2005

/s/ Douglas K. Turner
Douglas K. Turner